UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2018

John Deere Owner Trust 2018

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0001729757)

John Deere Receivables, Inc.

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0000889668)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-208068-05	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 100 10587 Double R Boulevard Reno, Nevada 89521	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

5.1	Legality opinion of Kirkland & Ellis LLP

5.2	Legality opinion of Richards, Layton & Finger, P.A.

8.1	Tax opinion of Kirkland & Ellis LLP

8.2	Tax opinion of Lane & Waterman LLP relating to Iowa tax matters

23.1	Consent of Kirkland & Ellis LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Lane & Waterman LLP

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC. (Depositor)

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary

Date: February 28, 2018

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